Exhibit 10.11.2
                                 ---------------

                                 AMENDMENT NO. 1
                                 ---------------

                                       TO
                                       --

                              TRAILER BRIDGE, INC.
                              --------------------

                              STOCK INCENTIVE PLAN
                              --------------------

                  Pursuant to Section 7.1 of the Trailer Bridge, Inc. Stock Incentive Plan (the "Plan"), the Board of Directors, in order to provide incentive to key employees of the Company and align their interest with those of stockholders, hereby adopts the following amendment to the Plan in order to increase the number of Shares covered by the Plan by 515,000 Shares (all capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan):

                  Section 4.1 of the Plan is hereby amended to read in full as follows:

                  "4.1 NUMBER OF SHARES AVAILABLE. Subject to Section 4.3, the maximum number of Shares which may be issued under the Plan is One Million Three Hundred Thousand (1,300,000) Shares."

                  This Amendment, and all grants of Shares authorized by this Amendment, shall be subject to approval by the stockholders of the Company within 12 months from the date of adoption of this Amendment by the Company's Board of Directors.

                  Except as amended hereby, the Plan shall remain in full force and effect.

                  IN WITNESS WHEREOF, this Amendment has been adopted by the Company's Board of Directors this ____ day of July, 2000.



                                      TRAILER BRIDGE, INC.


                                      By:
                                         ---------------------------------------
                                          John D. McCown
                                          Chairman and CEO